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                                                                    EXHIBIT 23.1


    We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 14, 1996, in Amendment No. 2 to the Registration Statement (Form S-1) and related Prospectus of Gray Communications Systems, Inc. dated July 9, 1996.


                                          ERNST & YOUNG LLP


Columbus, Georgia
July 9, 1996